UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2007

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                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                         0-24431               84-1417774
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

     (a) On March 26, 2007, Mr. James E. Lineberger resigned, effective as of such date, as a member of the board of directors (the "BOARD") of InkSure Technologies Inc. (the "COMPANY"). Mr. Lineberger was also a member of the audit committee of the Company's Board.

     (d) Effective as of March 27, 2007, Mr. Samuel N. Seidman was appointed as a director of the Company, filling the vacancy created by Mr. Lineberger's resignation from the Board, and will hold the seat until the Company's next annual meeting of stockholders is held and his successor is duly elected and qualified. Mr. Seidman will also serve as a member of the audit committee of the Company's Board.

     Mr. Seidman's compensation is intended to be similar to other non-employee directors of the Company, as described in the Company's proxy statement filed with the Securities and Exchange Commission on May 1, 2006.

     Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Seidman and any other person pursuant to which Mr. Seidman was elected as a director. There are no transactions to which the Company is a party and in which Mr. Seidman had a material interest that are required to be disclosed under Item 404(a) and (b) of Regulation S-B. Mr. Seidman has not previously held any positions with the Company. Mr. Seidman has no family relations with any directors or executive officers of the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

Dated: MARCH 28, 2007

                                            By: /s/ Elie Housman
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                                            Elie Housman
                                            Chairman and Chief Executive Officer